                                                                 EXHIBIT 10.40.1

                         AMENDMENT TO SUPPLY AGREEMENT

        This Amendment to Supply Agreement (this "Amendment") is entered into as of January 17th, 2002 by and between IMPRA, Inc., a subsidiary of C.R. Bard, Inc., 1625 W. 3rd Street, Tempe, AZ 85281 ("IMPRA") and Endologix, Inc. a Delaware corporation, with offices at 13700 Alton Parkway, Suite 160, Irvine, California 92618 ("Endologix").


                                 R E C I T A L S

        WHEREAS, IMPRA and Endologix are parties to that certain Supply Agreement dated February 12, 1999 (as amended and/or supplemented to date, the "Supply Agreement"); and

        WHEREAS, IMPRA and Endologix desire to amend the Supply Agreement on the terms and conditions set forth herein.

                                    AGREEMENT

        In consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions. For purposes of this Amendment, unless otherwise set forth herein, capitalized terms established in the Supply Agreement shall be applied herein as defined therein.

        2.     Amendments.

               a. Section (B) of Article IV of the Supply Agreement is hereby amended to read in its entirety as follows:

                      "Price and Payment. The price paid and terms of payment
               for any Components purchased from time to time by Endologix from IMPRA for use in Implanted Devices shall be as set forth on Exhibit B attached to this Amendment. Commencing on the date that all the Conditions (as hereinbelow defined) are met, the price paid and terms of payment for Components purchased for Implanted Devices from time to time by Endologix from IMPRA shall be as set forth on Exhibit C attached to this Amendment. The "Conditions" are as follows: (1) the issuance of a patent to Dr. David Goldfarb for an artificial vascular prosthesis arising from the recently concluded patent interference in Dr. Goldfarb's U.S. Patent Application Serial No. 05/517,415 (the "Goldfarb Patent Issuance") by the United States Patent and Trademark Office, and
               (2) Endologix receives FDA approval to commercially distribute the Implanted Devices in the United States. The parties hereby agree that the price paid for the Components shall be increased each year commencing January 1, 2003, to take into account any price increases which are tied to the Consumer Price Index published by the United States Department of Labor, Bureau of Labor Statistics." The minimum purchases of the Components by Endologix for the calendar year 2001 shall be 2,500 units. The minimum purchases of Components by Endologix for the calendar year 2002 shall be 2,900 units. The minimum purchases of Components by Endologix for the calendar year 2003 shall be the greater of (i) actual units purchased in calendar year 2002 or (ii) the minimum purchase requirements for calendar year 2002, plus 10% (in either case). Minimum purchases of Components by Endologix for each calendar year thereafter shall be equal to not less than 115% of the previous year's minimum or actual purchases, whichever is higher.

               b. Article X of the Supply Agreement is hereby amended to read in its entirety as follows:

                      "This Agreement will come into effect on the Effective
               Date and will continue until December 31, 2007. Thereafter, this Agreement shall renew automatically, on a year by year basis, for additional one year periods without notice, unless one party provides notice to the other party of its intention not to renew within thirty (30) days from the expiration of the applicable renewal period. Following termination, the provisions of this Agreement will continue to apply to Components sold to Endologix during the term of this Agreement."

               c. Section (A) of the Article XII of the Supply Agreement is hereby amended to read in its entirety as follows:

                      "Subject to the immediately succeeding sentence, this
               Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Endologix (and its successors or assignees) may assign this Agreement and its rights under this Agreement to purchase and manufacture Components at the prices specified herein (i) to an affiliate, (ii) in connection with the sale, transfer, license, or other disposition of all or substantially all of its assets, (iii) in connection with the sale of capital stock constituting more than 50% of its total voting power, and/or (iv) in connection with a merger, recapitalization or reorganization. Each of Endologix and IMPRA agree that following the occurrence of any of the events described in items (i) through (iv) above, Endologix (and any successors or assignees) will be entitled to purchase from IMPRA only those Components being purchased from IMPRA prior to the occurrence of such event in accordance with the then-existing Specifications."

               d. A new Section (F) is hereby added to Article XII of the Supply Agreement to read in its entirety as follows:

                      "Endologix and IMPRA each agree to use commercially
               reasonable efforts to agree upon development costs for Components to be used in new Implanted Devices."

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               e. Exhibit A to the Supply Agreement is hereby deleted and replaced with the Exhibit A attached as Exhibit A to this Amendment.

        3.     Miscellaneous

               a. Entire Agreement. The Supply Agreement, as amended by this Amendment, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written of the parties.

               b. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument and all of which together will constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original for all purposes. Signatures of parties transmitted by facsimile shall be deemed to be their original signatures for any purpose whatsoever.

               c. Effect of Amendment. Except as provided in this Amendment, the Supply Agreement shall remain unchanged and shall continue in full force and effect. In the event of a conflict between this Amendment and the Supply Agreement, the terms of this Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

IMPRA, Inc.                             Endologix, Inc.



By:   /s/ John McDermott        .       By: /s/ Frank Brown         .
      ---------------------------           -------------------------
      President                             Chairman and Chief Executive Officer

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                                    EXHIBIT A

                                   COMPONENTS

        The Components include the sizes of the grafts contained in "Implanted Devices" used in the treatment of aortic and aorto-iliac aneurysms which have been supplied to Endologix by IMPRA through the date of the Amendment to Supply Agreement (the "Amendment"), and shall also include any other size grafts supplied after the date of the Amendment as agreed to by the parties. The Specifications shall be mutually agreed to in writing by both parties.

                                    EXHIBIT B

                             PRICE AND PAYMENT TERMS

             -------------------------------------------------- -------------
             Size of Graft         Product Code                    Price
             -------------------------------------------------- -------------
             12mmx14cm             M12061014                        [**]
             -------------------------------------------------- -------------
             16mmx14cm             M16061014                        [**]
             -------------------------------------------------- -------------
             20mmx14cm             M20061014                        [**]
             -------------------------------------------------- -------------
             25mmx13cm             M25061013                        [**]
             -------------------------------------------------- -------------
             28mmx13cm             M28061013                        [**]
             -------------------------------------------------- -------------
             34mmx13cm             M34061013                        [**]
             -------------------------------------------------- -------------
             34mm tapered          M34061513                        [**]
             -------------------------------------------------- -------------
             42mmx13cm             M42061013                        [**]
             -------------------------------------------------- -------------



         Payment terms are thirty (30) days from shipment to Endologix.

** Confidential treatment is being sought with respect to certain portions of this agreement. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                      PRICE AND PAYMENT TERMS FOR PURCHASES
            AFTER THE CONDITIONS IN SECTION (B) OF ARTICLE IV ARE MET


             -------------------------------------------------- -------------
             Size of Graft         Product Code                     Price
             -------------------------------------------------- -------------
             12mmx14cm             M12061014                        [**]
             -------------------------------------------------- -------------
             16mmx14cm             M16061014                        [**]
             -------------------------------------------------- -------------
             20mmx14cm             M20061014                        [**]
             -------------------------------------------------- -------------
             25mmx13cm             M25061013                        [**]
             -------------------------------------------------- -------------
             28mmx13cm             M28061013                        [**]
             -------------------------------------------------- -------------
             34mmx13cm             M34061013                        [**]
             -------------------------------------------------- -------------
             34mm tapered          M34061513                        [**]
             -------------------------------------------------- -------------
             42mmx13cm             M42061013                        [**]
             -------------------------------------------------- -------------



                  Payment terms are thirty (30) days from shipment to Endologix.

** Confidential treatment is being sought with respect to certain portions of this agreement. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.